SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 SCHEDULE 13E-3

                        Rule 13e-3 Transaction Statement
       (Pursuant to Section 13(e) of the Securities Exchange Act of 1934)
                                (Amendment No. 1)

          Swift Energy Managed Pension Assets Partnership 1991-A, Ltd.
                              (Name of the Issuer)

                              Swift Energy Company
                      (Name of Person(s) Filing Statement)

                            Limited Partnership Units
                         (Title of Class of Securities)


                      (CUSIP Number of Class of Securities)

                              Mr. Bruce H. Vincent
                        16825 Northchase Drive, Suite 400
                              Houston, Texas 77060
                                 (281) 874-2700
                                  -------------
       (Name, Address and Telephone Number of Person Authorized to Receive
        Notices and Communications on Behalf of Persons Filing Statement)

                                    Copy to:
                             Donald W. Brodsky, Esq.
                               Jenkens & Gilchrist
                           A Professional Corporation
                           1100 Louisiana, Suite 1800
                              Houston, Texas 77002
                                 (713) 951-3300
                              ---------------------
              This statement is filed in connection with (check the
                               appropriate box):

[X] (a) The filing of solicitation materials or an information statement subject to Regulation 14A, Regulation 14C, or Rule 13e-3(c) under the Securities Exchange Act of 1934.

[ ] (b) The filing of a registration statement under the Securities Act of 1933.

[ ]  (c)  A tender offer.

[ ]  (d)  None of the above.

Check the following box if the soliciting materials or information statement referred to in checking box (a) are preliminary copies. [X]


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


Calculation of Filing Fee:

--------------------------------------------------------------------------------
     Transaction Valuation*                    Amount of Filing Fee**

--------------------------------------------------------------------------------
          $112,000                                     $22.44
--------------------------------------------------------------------------------




* For purposes of calculating the fee only. The filing fee was calculated pursuant to Rule 14a-6(i)(2) and Rule 0-11 of the Securities Exchange Act of 1934, is based on the 14,489.86 outstanding limited partnership units multiplied by the estimated liquidating distribution (based on estimated value of underlying assets) of $7.74 per unit.

** 1/50th of one percent of the estimated aggregate value of the partnership assets.

|X| Check box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          Amount Previously Paid: $22.44
                                  ----------------------------------------------
          Form or Registration No.: Schedule 14A
                                    --------------------------------------------
          Filing Party: Swift Energy Company, Inc.
                        --------------------------------------------------------
          Date Filed: May 27, 1997
                      ----------------------------------------------------------


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                                        Cross-Reference Sheet

             Item in                     Location of item(s) in
         Schedule 13E-3                      Proxy Statement

               1(a)         "Summary"
               1(b)         "Voting on the Proposal--Vote Required"
               1(c)         "Business of the Partnership--No Trading Market"
               1(d)         "The Proposal--Partnership Financial Performance and
                            Condition"
               1(e)         *
               1(f)         **
               2(a)-(g)     **
               3(a)-(b)     "The Proposal--Partnership Financial Performance and
                            Condition"  and "The  Business of the  Partnership--
                            Transactions  Between the  Managing  General Partner
                            and the Partnership"
               4(a)         "Special Factors" and "The Proposal"
               4(b)         *
               5(a)-(g)     "The   Proposal",  "Special  Factors"  and  "Federal
                            Income   Tax   Consequences--Liquidation   of    the
                            Partnership"
               6(a)         "Special Factors" and "The Proposal"
               6(b)         "Voting on the Proposal--Solicitation"
               6(c)         *
               6(d)         *
               7(a)         "Special Factors," and "--Possible Sale of AWP Olmos
                            Field  Property  Interest  to  the Managing  General
                            Partner"
               7(b)         "Special Factors,"  and "--Fairness  of Proposed AWP
                            Sale"
               7(c)         "Special   Factors--AWP    Olmos   Field  Sale"  and
                            "--Fairness of Proposed AWP Sale"
               7(d)         "Special Factors",  "The Proposal,"  "--Estimates of
                            Liquidating Distribution  Amount,"  and  "--Fairness
                            of    the   Proposal;   Comparison  of  Sale  Versus
                            Continuing Operations"
               8(a)-(b)     "Special  Factors--Fairness  of  Proposed  AWP Sale"
                            and  "The Proposal--Reasons for the Proposal"
               8(c)         "Special Factors--Fairness of the Proposed AWP Sale"
                            and "Voting on the Proposal--Vote Required"
               8(d)         "Special Factors--Fairness of the Proposed AWP Sale"
               8(e)         "Special Factors--Fairness of the Proposed AWP Sale"
               8(f)         *
               9(a)-(b)     "Special Factors--Fair Market Value Opinion of J. R.
                            Butler & Company Regarding AWP Olmos Field  Property
                            Interest"
               9(c)         **
               10(a)        "Voting on the Proposal--Vote Required"
               10(b)        *
               11           *
               12(a)        "Voting  on  the  Proposal--Vote  Required" and "The
                            Proposal--Recommendation  of  the  Managing  General
                            Partner"



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

                              Cross-Reference Sheet
                              ---------------------

             Item in                          Location of item(s) in
         Schedule 13E-3                           Proxy Statement
         --------------                           ---------------

             12(b)            "The  Proposal--Recommendation  of  the   Managing
                              General Partner"
             13(a)            "Voting   on   the   Proposal--No   Appraisal   or
                              Dissenters' Rights Provided"
             13(b)-(c)        *
             14(a)            **
             14(b)            *
             15(a)            "Voting on the Proposal--Solicitation"
             15(b)            **
             16               *
             17(a)            *
             17(b)            **
             17(c)            *
             17(d)            *
             17(e)            *
             17(f)            *

*    The Item is not applicable or the answer thereto is in the negative.

** The Item is not required by Schedule 14A of the Exchange Act and, therefore, is not included in the Proxy Statement.




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
     This Rule 13E-3 Transaction Statement (the "Schedule 13E-3") is being filed by Swift Energy Company, a Texas corporation ("Swift" or the "Managing General Partner"), pursuant to Section 13(e) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), and Rule 13e-3 thereunder in connection with the solicitation by the Managing General Partner of proxies from the limited partners of Swift Energy Managed Pension Assets Partnership 1991-A, Ltd. (the "Partnership"). The purpose of the proxy solicitation is to obtain the approval of the limited partners of the Partnership to sell all of its assets and liquidate the Partnership. The Managing General Partner may purchase some of the Property Interests of the Partnership at auction if the minimum price set by an independent appraisal is not bid by a third party at the auction. The Partnership filed a preliminary proxy statement (the "Proxy Statement") on
Schedule 14A with the Securities and Exchange Commission ("SEC") in accordance with Regulation 14A on May 27, 1997 and Amendment No. 1 to the Proxy Statement on July 31, 1997, Amendment No. 2 to the Proxy Statement on August 14, 1997 and Amendment No. 3 to the Proxy Statement on August 21, 1997. The preceding cross-reference sheet, prepared pursuant to General Instruction F to Schedule 13E-3 shows the location in the Proxy Statement of the information required to be included in response to the items of Schedule 13E-3. The information contained in the Proxy Statement, including all exhibits thereto, is expressly and hereby incorporated herein by reference and the responses to each item are qualified in their entirety by reference to the information contained in the Proxy Statement and the exhibits thereto. The Partnership anticipates filing a definitive Proxy Statement with the SEC contemporaneously with the filing of this Schedule 13E-3 in final form.

     The filing of this  Schedule  13E-3 shall not be deemed an  admission  that
Section 13(e) of the Exchange Act or Rule 13e-3 thereunder are applicable to the solicitation that is the subject of the Proxy Statement. Each of the Partnership and the Managing General Partner expressly disclaim that the sale of the assets and the subsequent liquidation of the Partnership under the terms and conditions set forth in the Proxy Statement constitutes a "sale of substantially all of the assets of an issuer to its affiliate or group of affiliates" within the meaning of Rule 13e-3.

ITEM 1. ISSUER AND CLASS OF SECURITY SUBJECT TO THE TRANSACTION.

     (a) The information set forth under the caption "Summary" in the Proxy Statement is incorporated by reference.

     (b)  The   information   set  forth  under  the  caption   "Voting  on  the
          Proposal--Vote Required" in the Proxy Statement is incorporated herein by reference.

     (c)  The  information  set  forth  under  the  caption   "Business  of  the
          Partnership--No Trading Market" in the Proxy Statement is incorporated herein by reference.

     (d) The information set forth under the caption "The Proposal--Partnership Financial Performance and Condition" in the Proxy Statement is incorporated herein by reference.

     (e)  Not applicable.

     (f) During the Partnership's fiscal years 1995 and 1996, the Managing General Partner has purchased the following limited partnership units ("Units") pursuant to the right of presentment of the limited partners set forth in Article XVIII of the Partnership's original Limited Partnership Agreement dated March 31, 1991. No executive officer or director of the Managing General Partner and no person controlling the Managing General Partner has purchased any Units during the periods indicated.

     Quarter Ending   # of Units   Total Purchase Price    Average Price of Unit
     --------------   ----------   --------------------    ---------------------
  March 31, 1995            0                 0                        0
  June 30, 1995             0                 0                        0
  September 30, 1995        0                 0                        0
  December 31, 1995         0                 0                        0
  March 31, 1996            0                 0                        0
  June 30, 1996             0                 0                        0
  September 30, 1996      135         $1,947.47                   $14.43
  December 31, 1996        40         $  580.23                   $14.51


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


ITEM 2. IDENTITY AND BACKGROUND.

     (a)-(g) This statement is being filed by Swift Energy Company, Inc., a Texas corporation, the Managing General Partner of the Partnership. Swift is engaged in the exploration, development, acquisition and production of oil and gas properties. Swift's principal executives offices are located at 16825 Northchase Drive, Suite 400, Houston, Texas 77060. None of the executive officers or directors of the Managing General Partner have, during the last five years, been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or a party to a civil proceeding which resulted in a judgment, decree or final order enjoining further violations of, or prohibiting activities subject to, federal or state securities laws or finding any violation of such laws.

ITEM 3. PAST CONTACTS, TRANSACTIONS OR NEGOTIATIONS.

     (a)-(b) The information set forth under the captions "The Proposal--Partnership Financial Performance and Condition" and "The Business of the Partnership--Transactions Between the Managing General Partner and the Partnership" is incorporated herein by reference.

ITEM 4. TERMS OF THE TRANSACTION.

     (a) The information set forth under the captions "Special Factors" and "The Proposal" is incorporated herein by reference.

     (b)  Not applicable.

ITEM 5. PLANS OR PROPOSALS OF THE ISSUER OR AFFILIATE.

     (a)-(g) The information set forth under the captions "The Proposal" "Special Factors" and "Federal Income Tax Consequences--Liquidation of the Partnership" is incorporated herein by reference. If limited partners approve the proposal contained in the proxy statement and the Partnership is liquidated, as a result of the liquidation of the Partnership, the Partnership's duty to file reports pursuant to
          Section 15(d) of the Exchange Act will be suspended.

ITEM 6. SOURCE AND AMOUNT OF FUNDS OR OTHER CONSIDERATION.

     (a) The information set forth under the captions "Special Factors" and "The Proposal" is incorporated herein by reference.

     (b)  The   information   set  forth  under  the  caption   "Voting  on  the
          Proposal--Solicitation" is incorporated herein by reference.

     (c)  Not applicable.

     (d)  Not applicable.

ITEM 7. PURPOSE(S), ALTERNATIVES, REASONS AND EFFECTS.

     (a) The information set forth under the caption "Special Factors," particularly subcaption "--Possible Sale of AWP Olmos Field Property Interest to the Managing General Partner" is incorporated herein by reference.

     (b) The information set forth under the caption "Special Factors," particularly the subcaption "--Fairness of Proposed AWP Sale" is incorporated herein by reference.

     (c)  The  information  set forth under the captions  "Special  Factors--AWP
          Olmos  Field  Sale"  and   "--Fairness   of  Proposed   AWP  Sale"  is
          incorporated herein by reference.


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

     (d) The information set forth under the captions "Special Factors" and "The Proposal," particularly subcaptions "--Estimates of Liquidating Distribution Amount," and "--Fairness of the Proposal; Comparison of Sale Versus Continuing Operations" is incorporated herein by reference.

ITEM 8. FAIRNESS OF THE TRANSACTION.

     (a)-(b) The information set forth under the captions "Special Factors--Fairness of Proposed AWP Sale" and "The Proposal--Reasons for the Proposal" is incorporated herein by reference. No director of the Managing General Partner dissented to or abstained from voting on any approval of the action of the Managing General Partner in connection with the matters covered in this Schedule 13e-3.

     (c)  The    information    set   forth   under   the   captions    "Special
          Factors--Fairness of the Proposed AWP Sale" and "Voting on the Proposal--Vote Required" is incorporated herein by reference.

     (d) The information set forth under the caption "Special Factors--Fairness of the Proposed AWP Sale" is incorporated herein by reference.

     (e) The actions taken by the Managing General Partner, acting in that capacity, in connection with the transactions covered by this Schedule 13E-3 have been approved by the Managing General Partner's board of directors. A majority of the nonemployee directors of the Managing General Partner voted in favor of such actions. The information set forth under the caption "Special Factors--Fairness of the Proposed AWP Sale" is incorporated herein by reference.

     (f)  Not applicable.

ITEM 9. REPORTS, OPINIONS, APPRAISALS AND CERTAIN NEGOTIATIONS.

     (a)-(b) The information set forth under the caption "Special Factors--Fair Market Value Opinion of J. R. Butler & Company Regarding AWP Olmos Field Property Interest" and the report of J. R. Butler & Company attached hereto as Exhibit 17(b) are incorporated herein by reference.

     (c) A copy of the fair market value opinion of J. R. Butler & Company with respect to the Partnership's properties in the AWP Olmos Field will be delivered to each limited partner with the Proxy Statement.

ITEM 10. INTEREST IN SECURITIES OF THE ISSUER.

     (a)  The   information   set  forth  under  the  caption   "Voting  on  the
          Proposal--Vote Required" in the Proxy Statement is incorporated herein by reference.

     (b)  Not applicable.

ITEM 11. CONTRACTS, ARRANGEMENTS OR UNDERSTANDINGS WITH RESPECT TO THE ISSUER'S SECURITIES.

          Not applicable.

ITEM 12. PRESENT INTENTION AND RECOMMENDATION OF CERTAIN PERSONS WITH REGARD TO THE TRANSACTION.

     (a)  The  information   set  forth  under  the  captions   "Voting  on  the
          Proposal--Vote Required" and "The Proposal--Recommendation of the Managing General Partner" is incorporated herein by reference.

     (b)  The     information     contained     under    the    caption     "The
          Proposal--Recommendation   of  the   Managing   General   Partner"  is
          incorporated herein by reference.


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

ITEM 13. OTHER PROVISIONS OF THE TRANSACTION.

     (a)  The   information   set  forth  under  the  caption   "Voting  on  the
          Proposal--No Appraisal or Dissenters' Rights Provided" is incorporated herein by reference.

     (b)-(c) Not applicable.

ITEM 14. FINANCIAL INFORMATION.

     (a) The financial information required by this item is incorporated herein by reference to the following documents which have been filed by the Partnership under the Exchange Act: the Partnership's Annual Report on Form 10-K for the year ended December 31, 1996 and the Partnership's quarterly report on Form 10-Q for the quarter ended June 30, 1997, both of which will be delivered to the limited partners with the Proxy Statement.

     (b)  Not applicable.

ITEM 15. PERSONS AND ASSETS EMPLOYED, RETAINED OR UTILIZED.

     (a) Certain directors, officers and employees of the Managing General Partner, not especially employed for this purpose, may solicit proxies relating to the proposed dissolution and liquidation of the Partnership, without additional remuneration therefor, by mail, telephone, telegraph or personal interview. The estimated costs to be incurred by the Partnership in connection with the proposed dissolution and liquidation are described in the response to Item 6(b) above. The information set forth under the caption "Voting on the Proposal--Solicitation" is incorporated herein by reference.

     (b) No person other than those described in the response to Item 15(a) has been or will be retained or compensated to make solicitations or recommendations in connection with the proposed dissolution and liquidation.

ITEM 16. ADDITIONAL INFORMATION.

          Not applicable.

ITEM 17. MATERIAL TO BE FILED AS EXHIBITS.

     (a)  Not applicable.

     (b)  The  Fair  Market  Value   Opinion  by  J.  R.  Butler  &  Company  is
          incorporated herein by reference to the Proxy Statement filed by the Partnership on May 27, 1997.

     (c)  Not applicable.

     (d) Amendment No. 4 to the Proxy Statement filed by the Partnership concurrently with this Schedule 13E-3 is incorporated herein by reference.

     (e)  Not applicable.

     (f)  Not applicable.


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


                                    SIGNATURE

     After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.


Dated:   September 19,1997       SWIFT ENERGY MANAGED PENSION ASSETS PARTNERSHIP
                                 1991-A, LTD.

                                 SWIFT ENERGY COMPANY
                                 as Managing General Partner of
                                 Swift Energy Managed Pension Assets Partnership 1991-A, Ltd.




                                 /s/ Bruce H. Vincent
                                 -----------------------------------------------
                                 Bruce H. Vincent
                                 Senior Vice President

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